                                                        RCM
                                                        STRATEGIC
                                                        GLOBAL
                                                        GOVERNMENT
                                                        FUND

                                                        QUARTERLY
                                                        REPORT
                                                        OCTOBER 31, 1996

LETTER TO SHAREHOLDERS
----------------------

                                                                           PHOTO

Dear Shareholders:

The RCM Strategic Global Government Fund (NYSE symbol: RCS) had a successful quarter given the bond market's lively and dynamic backdrop. Among the important information exhibited in the RCS
Fund Highlights table on page 1 is your fund's 5.7% return on net asset value for the quarter. During the same period, the overall U.S. bond market had market returns slightly less than 4%. In response to changing economic expectations, the U.S. bond market made a constructive midcourse correction from the higher rates in the first half of 1996. This quarter, interest rates declined in anticipation of a slowing of the U.S. economy, allaying fears of inflation. The recent national election also introduced its own brand of uncertainty to the outlook for interest rates. Current market conditions suggest a reasonably stable environment for the bond market through year-end 1996.

Looking forward to 1997, the Federal Reserve Board will face pressure to take a more active role in preventing inflation while permitting growth. Signs of increasing labor costs and the potential for a growth rate over three percent could cause the Federal Reserve Board to increase rates, if only incrementally. More optimistically, many analysts and economists believe that a number of factors will continue to contribute to stable global growth. As a result, the economy may have a unique historical opportunity to expand at its own pace without significant inflation.

In this report, we will look at the major themes that RCM Capital Management, L.L.C. ("RCM"), the fund's investment manager, believes will drive the U.S. and global bond markets in 1997. Your efforts have been effective in helping the stock price follow net asset value performance. We appreciate your continued support.

Respectfully,

Gary W. Schreyer
CHAIRMAN
NOVEMBER 15, 1996

FUND HIGHLIGHTS
---------------
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

PERIOD ENDED*                                       10/31/96    7/31/96    4/30/96   1/31/96   10/31/95
-------------------------------------------------------------------------------------------------------
Total investment income                            $   8,116   $  8,584   $  8,465   $ 8,314   $  8,338
Total investment income per share                       0.27       0.28       0.28      0.27       0.27
Net investment income                                  7,038      7,503      7,437     7,250      7,286
Net investment income per share                         0.23       0.25       0.24      0.24       0.24
Net realized and unrealized gain (loss)               11,186     (3,998)    (9,602)    9,079      1,909
Net realized and unrealized gain (loss) per share       0.37      (0.13)     (0.31)     0.30       0.06
Net asset value at end of period                       11.62      11.24      11.35     11.64      11.33
Market price at end of period                          10.00       9.75       9.63     10.25      10.13
Total return on market price                            4.86%      3.62%     (3.99)%    3.45%      2.20%
Total return on net asset value                         5.69%      1.30%     (0.30)%    4.99%      2.93%
Dividend from net investment income                $    0.22   $   0.22   $   0.22   $  0.23   $   0.22
Effective dividend yield**                              8.88%      9.11%      9.23%     8.66%      8.77%

KEY CHARACTERISTICS                      10/31/96
-------------------------------------------------
MONTHLY DIVIDEND PER SHARE              $   0.074
EFFECTIVE DIVIDEND YIELD**                   8.88%

MARKET PRICE PER SHARE                  $   10.00
NET ASSET VALUE PER SHARE               $   11.62

DURATION                                5.0 YEARS
AVERAGE CREDIT QUALITY                         AA

 * IN THOUSANDS, EXCEPT PER SHARE DATA.

** LAST DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

HOW DID BONDS PERFORM THIS QUARTER?

As the quarter ended, investors in the U.S. bond market uttered a "collective sigh of relief" as the outcome of the national elections and the direction of Federal Reserve Board policy became more certain. The market anticipated a victory by President Clinton and focused on the elections for House and Senate seats. Right or wrong, many analysts assumed that the outcome of these elections would determine whether deficit reduction would remain a post-election priority. In a larger global context, deficit reduction in the United States and elsewhere is critical to lower interest rates and to promote economic growth.

Although the Federal Reserve Board continues to be biased toward tightening or raising interest rates, rates were left unchanged in September. Economic indicators, such as gross domestic product, employment cost and overall nonfarm payroll, indicated moderate growth with no significant increase in inflation. As a result, yields on intermediate-term U.S. Treasuries decreased between 0.45% and 0.50% for the quarter.

European interest rates performed better than U.S. rates throughout the year, but took a breather as the quarter drew to a close. For example, German government yields have increased less than 0.10% compared to almost 0.85% for U.S. Treasuries over the last nine months. For the quarter, German government yields moved in tandem with U.S. rates. RCM believes that European bonds will continue to outperform U.S. bonds as European economic growth will continue to lag the U.S. economy.

HOW DID RCS PERFORM?

RCS had a substantial net asset value return of 5.7% for the three months ended October 31, for a fiscal year-to-date total of 6.8%. The total return on stock market price generally tracked the net asset value, with a return of 4.9% and a fiscal year-to-date total of 4.3%. During the quarter, RCS invested in three primary sectors: U.S. mortgage-related securities, Europe and Latin America. The combination of these sectors makes benchmark

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

comparisons challenging. For reference, RCS provides returns for three indices as representative of its primary market sectors: mortgages, developed foreign and emerging markets. For the periods indicated below, returns for RCS and related references were:

                                                    THREE MONTHS ENDED   NINE MONTHS ENDED
REFERENCE RETURNS                                     OCTOBER 31, 1996    OCTOBER 31, 1996
------------------------------------------------------------------------------------------
RCS return on market price                                       4.86%               4.32%
RCS return on net asset value                                    5.69%               6.75%
Salomon Brothers Mortgage Security Index                         3.67%               3.62%
Salomon Brothers World Government Bond Index                     4.33%               5.11%
J.P. Morgan Emerging Market Index                                9.98%              15.48%

HOW IS THE FUND CURRENTLY POSITIONED?

The geographical exposure to interest rates, as a percentage of duration, is set forth in the following table. The U.S. positions are predominately mortgage-related instruments issued or guaranteed by the U.S. Government and its agencies. Exposure to European rates is accomplished through interest rate swaps that are denominated in U.S. dollars. At quarter end, these positions totaled $200 million in notional amount and generally related to 5- and 7-year interest rates. Additional information on these positions is provided on page 7. Emerging market positions in Latin America made up 20% of total duration and are government-guaranteed securities of Mexico, Brazil and Argentina. During the quarter, positions in Mexico and Brazil were increased to take advantage of interim weakness. All RCS positions are denominated in U.S. dollars.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

                            PORTFOLIO DURATION BY COUNTRY
                                   OCTOBER 31, 1996

                                                                         PERCENTAGE OF
                                                   AVERAGE     DURATION          TOTAL
COUNTRY                                           DURATION  CONTRIBUTION      DURATION
--------------------------------------------------------------------------------------
United States                                          3.3          1.8          36.0%
Germany                                                3.4          0.8          16.0%
The Netherlands                                        3.4          0.5          10.0%
Mexico                                                 6.7          0.4           8.0%
Switzerland                                            5.1          0.4           8.0%
Argentina                                              6.0          0.3           6.0%
Belgium                                                4.8          0.3           6.0%
Brazil                                                 3.7          0.3           6.0%
Finland                                                3.4          0.2           4.0%
                                                                   ----           ----
Total                                                               5.0         100.0%

                                  CREDIT QUALITY
                                 OCTOBER 31, 1996

                                                                     PERCENTAGE OF
                                                                             TOTAL
RATING                                                                 INVESTMENTS
----------------------------------------------------------------------------------
AAA                                                                          79.3%
AA                                                                            0.2%
A                                                                             2.2%
BB                                                                            9.8%
B                                                                             8.5%
                                                                              ----
Total                                                                       100.0%

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

WHAT HAS BEEN THE ROLE OF EMERGING MARKET DEBT IN THE FUND?

Emerging market debt has been a very lucrative area for bond investors in 1996. The Mexico crisis of 1994 is effectively behind the market now and investors have been scanning the globe for new yield opportunities. In the wake of 1994, many emerging countries have accelerated their efforts to control inflation and to better manage their reserve positions and debt loads. Latin America was selected as the more liquid and higher yielding of the available bonds in emerging markets. Generally, Latin American interest rates for U.S. dollar-denominated bonds move in tandem with U.S. interest rates.

                     MARKET SECTOR INCOME CONTRIBUTION
                     NINE MONTHS ENDED OCTOBER 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   U.S. COLLATERALIZED MORTGAGE OBLIGATIONS       17.0%
Emerging Markets                                    17.9%
Developed Foreign                                   10.1%
U.S. Short-Term Investments                          1.4%
U.S. Mortgage Pass-Throughs                         53.6%

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

WHAT ARE LIKELY SCENARIOS FOR GLOBAL BOND MARKETS IN 1997?

RCM is weighing two scenarios for global bond markets in 1997: (1) global recovery; and (2) more of the same. Currently, RCM does not believe that there will be any dramatic decline in the U.S. economy and, therefore, the economy will not experience the type of rapidly declining interest rates typical of pre-recession or recession environments.

Global recovery assumes the United States, Europe and Japan cycle into accelerated growth. In this scenario, U.S. growth would be supported primarily by consumer spending, productivity in the private sector, and increased exports. Europe's economies would accelerate from lower inflation and interest rates of late 1996 while growth in Japan would be built on low interest rates and fiscal stimuli.

The "more of the same" scenario assumes the United States has growth at or around its long-term potential. This scenario has stable consumer spending and production, minimal improvement in exports and a fiscal policy that is neutral or tilted towards deficit reduction. Europe's economic engine would sputter and stall on structural employment problems and the policy costs of achieving monetary union. Japan's structural debt problems would keep internal credit tight and fiscal stimulation would be ineffective in preventing deflation. In this scenario, interest rates would continue to fluctuate within the same range seen in 1996. Of course, if this scenario is realized, Europe and Japan may attempt to enhance recovery by dramatically devaluing their currencies relative to the U.S. dollar in an attempt to stimulate exports. Such an event could drive bond investors to the United States, pushing interest rates lower than might otherwise be expected.

Currently, RCM believes that the "more of the same" scenario is more likely. Bonds in the United States and Europe will perform at about current yields. Emerging market bonds are expected to benefit from the global quest for yield while being rewarded by continued improvement in inflation and debt management. Getting the most yield without taking substantive price risk is important in this type of scenario.

SUPPLEMENTAL INFORMATION
------------------------------------

                              INTEREST RATE SWAPS

An interest rate swap is a financial contract that typically involves an exchange of obligations by two parties. For example, the fund may exchange with another party their respective rights to receive fixed rate interest payments and floating interest rate payments. RCS will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the fund and one to the fund) are netted out, with the fund receiving or paying only the net amount of the two payments.

Beginning in 1995, RCM sought to find a more efficient way to hold foreign bonds in developed countries, such as Germany and The Netherlands, while minimizing currency risk. RCM found, in U.S. dollar-denominated interest rate swaps, a way to help RCS achieve its goals. First, they allow RCS to benefit from stable or declining foreign interest rates. Second, they produce income. Third, they avoid foreign currency risk since all interest payments and any future gains or losses are in U.S. dollars.

As of October 31, 1996, the Fund had the following outstanding interest rate swap agreements:

                                             COUNTER-
  NOTIONAL          FIXED                       PARTY                     SWAP            UNREALIZED
    AMOUNT  INTEREST RATE                      CREDIT   TERMINATION   MATURITY         APPRECIATION/
    (000S)       RECEIVED          COUNTRY     RATING          DATE       DATE        (DEPRECIATION)
----------  -------------  ---------------  ---------  ------------  ---------  --------------------
$   75,000          5.42%          Germany         AA      01/04/99   01/03/02   $           191,003
    25,000          5.38%      Netherlands        AAA      01/04/99   01/03/02                61,300
    25,000          5.38%      Netherlands          A      01/04/99   01/03/02                64,200
    25,000          5.82%          Finland          A      01/04/99   01/03/02                36,000
    25,000          6.05%          Belgium          A      01/04/99   01/03/04               201,200
    25,000          4.08%      Switzerland        AAA      01/04/99   01/03/04               242,250
   110,000          5.44%*   United States         AA      03/01/98   03/01/98               271,260
----------                                                                      --------------------
$  310,000                                                                       $         1,067,213
----------                                                                      --------------------
----------                                                                      --------------------
   -------                                                                                   -------

* FLOATING RATE BASED ON 1-MONTH LIBOR.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------
OCTOBER 31, 1996 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                     VALUE
CURRENCY    (000'S)  DESCRIPTION                                                        (US$)
---------------------------------------------------------------------------------------------
INVESTMENTS IN DEBT SECURITIES - 119.1%*
ARGENTINA - 5.8%
USD                  Republic of Argentina
           15,000    5.25% Step-Up Coupon, 03/31/23                             $   8,831,250
            4,000     8.38% 12/20/03                                                3,558,000
            4,000     9.25% 02/23/01                                                3,916,000
            4,000    10.95%, 11/01/99                                               4,190,000
                                                                                -------------
                     Total Argentina                                               20,495,250
                                                                                -------------
BRAZIL - 10.1%
USD        15,970    Federal Republic of Brazil C Bond, 4.50% with
                     3.50% Interest Capitalization, 04/15/14                       10,939,383
           15,000    Petrobras Euronote 8.75%, 12/09/96                            14,962,500
           10,000    Federal Republic of Brazil 8.88%, 11/05/01                     9,962,500
                                                                                -------------
                     Total Brazil                                                  35,864,383
                                                                                -------------
MEXICO - 5.9%
USD                  United Mexican States
            5,000     6.25% 12/31/19                                                3,468,750
            6,000     9.75% 02/06/01                                                6,039,000
            7,000    11.38%, 09/15/16                                               7,007,000
            4,326    11.50%, 05/15/26                                               4,278,414
                                                                                -------------
                     Total Mexico                                                  20,793,164
                                                                                -------------
UNITED STATES - 97.3%
USD                  MORTGAGE-BACKED SECURITIES - 77.8%
           33,248    FHLMC  7.50%,  2025 - 2026                                    33,377,026
           15,572    FNMA   7.50%,  2026                                           15,612,711
            9,874    GNMA   7.50%,  2006 - 2026                                     9,929,356
           20,131    FHLMC  8.00%,  2023 - 2025                                    20,581,540
            5,270    GNMA   8.00%,  2016 - 2022                                     5,465,332
           95,847    FNMA   8.50%,  2017 - 2025                                    99,247,372
              780    GNMA   8.50%,  2016 - 2024                                       811,616
           63,000    FNMA   7.50%,  2026  TBA                                      63,145,530
           11,000    GNMA   7.50%,  2026  TBA                                      11,043,120
           10,437    FHA Project Pool 56,   7.43%, 11/01/22                        10,539,624
            5,998    FHA Project Pool 144 S, 7.43%, 06/01/24                        5,944,528
                                                                                -------------
                     Total Mortgage-Backed Securities                             275,697,755
                                                                                -------------

* PERCENTAGE OF NET ASSETS

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------
OCTOBER 31, 1996 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                     VALUE
CURRENCY    (000'S)  DESCRIPTION                                                        (US$)
---------------------------------------------------------------------------------------------
USD                  COLLATERALIZED MORTGAGE OBLIGATIONS - 19.5%
                     DLJ Mortgage Acceptance Corp.
            1,000    Series 1994-MF11, Class A2 8.10%, 06/18/04                 $   1,041,133
            4,850    Series 1994-MF11, Class A3 8.10%, 06/18/04                     4,993,984

                     Federal Home Loan Mortgage Corp.
           17,932    Series 1667, Class PE 6.00%, 03/15/08                         17,418,556
           22,786    Series 1665, Class N 6.50%, 01/15/24                          21,164,580

                     G E Capital Mortgage Services, Inc.
            4,580    Series 1994-12, Class B1 6.00%, 04/25/09                       4,189,263
           22,000    Series 1994-10, Class A15 6.50%, 03/25/24                     20,371,484
                                                                                -------------
                     Total Collateralized Mortgage Obligations                     69,179,000
                                                                                -------------
TOTAL INVESTMENTS - (COST $411,128,432)                                           422,029,552
                                                                                -------------

Payable for Investments Purchased - (23.6%)                                       (83,578,825)
Payable for Investments Sold on a Forward Commitment Basis, net - (12.6%)+        (44,470,769)
Other Assets Less Liabilities -- 17.1%                                             60,546,289
                                                                                -------------

NET ASSETS - 100.0%                                                             $ 354,526,247
                                                                                -------------
                                                                                  -----------

TERMS
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
GNMA         -- Government National Mortgage Association
TBA          -- To Be Announced
USD          -- United States Dollar

+ On a forward commitment basis, the fund has agreed to sell U.S. Treasury securities:

           PRINCIPAL                                                                    VALUE
CURRENCY     (000'S)  DESCRIPTION                                                       (US$)
---------------------------------------------------------------------------------------------
USD           42,600  U.S. Treasury Bonds 6.88%, 08/15/25                       $  43,594,710

SPECIAL FOCUS
-------------------

                         DISCOUNTS ON CLOSED-END FUNDS

Closed-end funds are investment companies that issue shares that trade on the New York Stock Exchange or another exchange. Investors buy or sell the fund by buying or selling the stock on the open market. The size of the underlying bond portfolio does not change as investors buy or sell the stock. This is different from open-end funds, where the size of the underlying portfolio goes up or down as investors enter or exit the fund.

There are specific advantages to the closed-end format. First, a closed-end fund can be fully invested since there are no investor redemptions to forecast and no need to keep excess cash available. From the point of view of yield, this generally means that a closed-end fund would have higher yield income. Second, the ability to be fully invested at all times has historically given funds the opportunity to take advantage of different types of risks, including less actively traded instruments with more unique performance characteristics. Third, closed-end funds may use leverage more freely than open-end funds. Leverage means buying an asset through a financing transaction. Leverage can allow a fund to generate more income, but at the cost of more price risk and volatility. Examples of leverage transactions include forward contracts, short sales, and swaps. In summary, the closed-end fund format can provide an exclusive set of tools to manage income and risk that an open-end fund may not be able to provide.

Given these advantages, why would a fund's stock price trade below its net asset value (i.e., "at a discount")? There are a number of reasons for a discount: some historic, some market-related. Historically, some closed-end funds have taken large and illiquid positions. Other funds use leverage to help income, but may not address the associated additional price risk. These risks have often resulted in dividend cuts and net asset value volatility. While these positions are reflected in a fund's net asset value, net asset value is not adjusted for the risk factors. To more accurately reflect these risks, the market may discount the fund's stock price from its net asset value. Most closed-end funds report net asset value weekly, which makes it difficult for investors to know how the fund is doing on a day-to-day basis.

SPECIAL FOCUS
-------------------

In addition, the lack of timely information about portfolio holdings may contribute to some discount. Since closed-end funds are not marketed to raise money, their level of communication and disclosure is often below standards for open-end funds. Lastly, there can be supply and demand imbalances. As bond funds have lagged equity returns in the last couple of years, the "flow" of attention to these funds has fluctuated. These factors make closed-end funds more suitable for buy and hold investors.

Can discounts be "solved" while preserving the benefits of a closed-end format? There have been a number of techniques applied by different mutual funds over the years to address the discount. In RCM's opinion, none of these techniques had lasting results and, therefore, did not achieve shareholder acceptance. Historically, there have been market conditions where demand for bonds pushed closed-end bond funds to or near net asset value. Meanwhile, a closed-end fund can address the important issues of stable dividends, managed risk and shareholder communications while the discounts create very substantial yield opportunities for investors.

What has RCS done to tackle this industry challenge? RCS has actively used the closed-end toolbox to solve some of the industry's tougher challenges: (1) stable dividend; (2) intermediate-term duration including the effects of leverage; (3) moderate net asset value volatility; and (4) eliminating currency risk. RCS delivers monthly press releases about changes in the fund and the bond market. These press releases and quarterly shareholder communications also provide duration numbers that can be used to estimate the fund's performance between the weekly net asset value releases. RCS offers a fund where stable dividends and risk-managed performance are paramount.

DIVIDEND REINVESTMENT PLAN
-----------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, then at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS                               INVESTMENT MANAGER
Gary W. Schreyer, CHAIRMAN              RCM Capital Management, L.L.C.
William A. Hasler                       Four Embarcadero Center
Francis E. Lundy                        San Francisco, California 94111
James M. Whitaker

                                        PORTFOLIO MANAGERS
AUDIT COMMITTEE                         Eamonn F. Dolan
William A. Hasler                       Stephen Kim
Francis E. Lundy                        Jack L. Bernard
James M. Whitaker                       Mark E. Raaberg


NOMINATING COMMITTEE                    ADMINISTRATOR, CUSTODIAN AND
Gary W. Schreyer                        TRANSFER AGENT
William A. Hasler                       State Street Bank and Trust Company
                                        1776 Heritage Drive
                                        North Quincy, Massachusetts 02171
OFFICERS                                (800) 426-5523
Richard W. Ingram
 PRESIDENT, CHIEF FINANCIAL OFFICER
AND ASSISTANT TREASURER                 INDEPENDENT AUDITORS
John E. Pelletier                       Coopers & Lybrand L.L.P.
 VICE PRESIDENT AND ASSISTANT           One Post Office Square
SECRETARY                               Boston, Massachusetts 02109
Elizabeth A. Bachman
 VICE PRESIDENT AND ASSISTANT
SECRETARY                               COUNSEL
Caroline M. Hirst                       Ropes & Gray
 SECRETARY AND TREASURER                One International Place
                                        Boston, Massachusetts 02110-2624

RCM Capital Management, L.L.C. is an institutional money manager headquartered in San Francisco with approximately $26 billion in managed assets, including approximately $11 billion in fixed income securities. RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," AND THE NEW YORK TIMES AS "RCMSTGLFD," AND LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND THE NEW YORK TIMES UNDER THE
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EACH SATURDAY IN BARRON'S.

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FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND.
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REPORT. IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT (INCLUDING
AUDITED FINANCIAL STATEMENTS), PLEASE CONTACT YOUR BROKER OR CALL RCM DIRECTLY AT (415) 954-5400.

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